Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-1

No. of PMTs Since Issuance:
10
Distribution Date:
14-Jan-97
Payment Date:
15-Jan-97
Collection Period Beginning:
01-Dec-96
Collection Period Ending:
31-Dec-96
Note and Certificate Accrual Beginning:
16-Dec-96
Note and Certificate Accrual Ending:
15-Jan-97

BOND SUMMARY:
Beginning Class A Note Security Balance
       $510,250,930.64
Beginning Class B Note Security Balance
       $136,244,640.00
Beginning Certificate Security Balance
        $25,455,360.00
Beginning Overcollateralization Amount
        $41,366,236.49
Beginning Class A Adjusted Balance
       $510,250,930.64
Beginning Class B Adjusted Balance
       $136,244,640.00
Beginning Certficate  Adjusted Balance
        $25,455,360.00
Beginning Overcollateralization Amount
        $41,366,236.49
Ending Class A Note Security Balance
       $497,262,613.89
Ending Class B Note Security Balance
       $136,244,640.00
Ending Certificate Security Balance
        $25,455,360.00
Ending Overcollateralization Amount
        $41,514,844.23
Ending Class A Adjusted Balance
       $497,262,613.89
Ending Class B Adjusted Balance
       $136,244,640.00
Ending Certficate  Adjusted Balance
        $25,455,360.00
Ending Overcollateralization Amount
        $41,514,844.23
Class A Note Rate Capped at 13%
              5.825470%
Class B Note Rate Capped at 15%
              6.205470%
Certificate Rate Capped at 16%
              6.605470%
Class A Interest Due
         $2,477,042.91
Class B Interest Due
           $704,551.69
Certificate Yield  Due
           $140,120.51
Class A Interest Paid
         $2,477,042.91
Class B Interest Paid
           $704,551.69
Certificate Yield Paid
           $140,120.51
Class A Unpaid Interest
                 $0.00
Class B Unpaid Interest
                 $0.00
Certificate Unpaid Yield
                 $0.00
Class A Principal Paid
        $12,988,316.75
Class B Principal Paid
                 $0.00
Certificate Principal Paid
                 $0.00
OC Principal Paid
                 $0.00
Beginning Class A Net Charge-Off
                 $0.00
Beginning Class B Net Charge-Off
                 $0.00
Beginning Certificate Net Charge-Off
                 $0.00
Beginning OC Net Charge-Off
                 $0.00
Reversals Allocated to Class A
                 $0.00
Reversals Allocated to Class B
                 $0.00
Reversals Allocated to Certificates
                 $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments
           $148,607.74
 Total Charge-Offs:
                 $0.00
Charge-Offs Allocated to Class A
                 $0.00
Charge-Offs Allocated to Class B
                 $0.00
Charge-Offs Allocated to Certificates
                 $0.00
Charge-Offs Allocated to OC
                 $0.00
Ending Class A Net Charge-Off
                 $0.00
Ending Class B Net Charge-Off
                 $0.00
Ending Certificate Net Charge-Off
                 $0.00
Ending OC Net Charge-Off
                 $0.00
Bond Balance Reconciliation    (should equal $0.00)
                 $0.00

Certificate Balance/Participation Invested Amount (Beginning of
Month)             3.5686%

Designated Certificate / Certificate Security (Balance Beginning of
Mo           1.003168%
Designated Certificate  - Beginning of Month
           $255,360.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05
(i              $0.00
Designated Certificate  - End of Month
           $255,360.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05
(i)(          $1,405.64

Designated Certificateholder Accelerated Principal Payments -
Beginnin      $1,466,236.49
Accelerated Principal Payment (Sec. 3.05 (v))
           $148,607.74
Payments to Holder of Designated Certificate in respect to Acc.
Prin.               $0.00
Designated Certificateholder Accelerated Principal Payments -
Ending B      $1,614,844.23

Designated Certificateholder Holdback Amount (Beginning of Month)
        $39,900,000.00
Payments to Designated Certificates in Reduction of Holdback Amount
(S              $0.00
Designated Certificateholder Holdback Amount (End of Month)
        $39,900,000.00

Remaining Payments to Designated Certificates (Sec. 3.05 paragraph
fol              $0.00

Remaining Amounts to Issuer (Sec. 3.05 (vii))
           $809,580.15